UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2017

Item 1.  Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS September 30, 2017 Unaudited

	Shares		Value
Common Stocks—96.2%
Consumer Discretionary—0.1%
Textiles, Apparel & Luxury Goods—0.1%
Rajesh Exports Ltd.	100,000	$	1,255,137
Industrials—0.0%
Commercial Services & Supplies—0.0%
Clean TeQ Holdings Ltd.[1]	700,000		571,415
Materials—96.1%
Metals & Mining—96.1%
Agnico Eagle Mines Ltd.	507,000		22,921,470
Alacer Gold Corp.[1]	2,170,000		3,791,304
Alamos Gold, Inc., Cl. A	200,000		1,352,000
Americas Silver Corp.[1]	1,235,500		5,089,537
Arizona Mining, Inc.[1]	6,165,000		14,970,908
Asanko Gold, Inc.[1]	6,320,000		5,976,838
Atalaya Mining plc[1]	450,000		940,611
Atlantic Gold Corp.[1]	6,750,000		8,168,704
Avino Silver & Gold Mines Ltd.[1]	2,227,200		3,452,160
B2Gold Corp.[1,2]	9,960,000		27,888,000
Barkerville Gold Mines Ltd.[1]	5,980,000		4,121,659
Barrick Gold Corp.	1,650,000		26,548,500
Base Resources Ltd.[1]	17,900,000		4,013,172
Blackham Resources Ltd.[1]	14,700,000		2,303,980
Breaker Resources NL1	300,000		153,134
Brio Gold, Inc.[1]	80,000		129,513
Cardinal Resources Ltd.[1]	2,050,000		1,141,217
Centamin plc	7,580,000		14,692,643
Centerra Gold, Inc.[1]	3,665,000		25,818,754
Coeur Mining, Inc.[1]	3,710,000		34,094,900
Continental Gold, Inc.[1]	4,017,400		9,723,541
Dacian Gold Ltd.[1]	5,330,000		8,339,110
Dalradian Resources, Inc.[1]	3,130,000		3,361,411
Detour Gold Corp.[1]	2,118,000		23,356,987
Eldorado Gold Corp.	1,753,511		3,857,724
Endeavour Mining Corp.[1]	3,611,600		72,246,472

	Shares		Value
Metals & Mining (Continued)
Evolution Mining Ltd.	31,980,065	$	55,283,858
Falco Resources Ltd.[1]	4,190,000		4,029,653
Finders Resources Ltd.[1]	4,000,000		738,136
Fortuna Silver Mines, Inc.[1]	600,000		2,625,526
Franco-Nevada Corp.	215,000		16,658,200
Galaxy Resources Ltd.[1]	2,800,000		5,716,142
Gascoyne Resources Ltd.[1]	2,200,000		843,234
Gold Road Resources Ltd.[1]	16,532,220		9,215,333
Gold Standard Ventures Corp.[1]	3,310,312		5,362,705
Goldcorp, Inc.[2]	600,000		7,776,000
Golden Star Resources Ltd.[1]	12,047,660		9,253,808
Guyana Goldfields, Inc.[1]	4,680,000		15,678,141
Harte Gold Corp.[1]	2,600,000		1,229,413
Highland Gold Mining Ltd.	5,100,000		9,975,801
Independence Group NL	3,820,000		10,407,870
Industrias Penoles SAB de CV	425,000		10,556,384
Ivanhoe Mines Ltd., Cl. A1	17,210,000		54,757,524
Kirkland Lake Gold Ltd.	6,538,767		84,266,378
Klondex Mines Ltd.[1,3]	5,410,000		19,727,910
Leagold Mining Corp.[1]	1,821,700		4,598,962
Lundin Gold, Inc.[1]	809,400		3,301,820
MAG Silver Corp.[1]	1,050,100		11,757,080
Millennium Minerals Ltd.[1]	16,200,000		1,772,958
Nemaska Lithium, Inc.[1]	100,000		113,003
New Gold, Inc.[1]	200,000		742,000
Newcastle Gold Ltd.[1]	6,690,000		4,342,937
Newcrest Mining Ltd.	10,000		164,328

1            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Newmont Mining Corp.[2]	885,923	$33,230,972
Northern Dynasty Minerals Ltd.[1]	1,290,000	2,322,000
Northern Star Resources Ltd.	6,280,000	24,256,460
Novo Resources Corp.[1]	592,000	3,003,294
OceanaGold Corp.	9,460,000	28,582,809
Osisko Gold Royalties Ltd.	60,000	774,194
Osisko Mining, Inc.[1]	3,180,000	11,188,299
Pantoro Ltd.[1]	11,100,000	1,827,879
Polymetal International plc	270,000	3,046,423
Pretium Resources, Inc.[1]	1,872,000	17,328,471
Randgold Resources Ltd., ADR	249,952	24,410,312
Real Gold Mining Ltd.[1,4]	10,400,000	13,314
Resolute Mining Ltd.	16,620,478	13,359,575
Roxgold, Inc.[1]	17,980,000	17,868,323
Royal Gold, Inc.	100,000	8,604,000
Sabina Gold & Silver Corp.[1]	670,000	1,186,696
Sandstorm Gold Ltd.[1]	1,540,000	6,991,600
Saracen Mineral Holdings Ltd.[1]	17,000,000	17,486,269
SEMAFO, Inc.[1]	1,780,000	4,707,674
SolGold plc[1]	17,950,000	8,060,232
Tahoe Resources, Inc.	1,790,000	9,433,300
Teranga Gold Corp.[1]	2,570,000	5,767,181
TMAC Resources, Inc.[1]	587,000	4,770,331
Torex Gold Resources, Inc.[1]	3,577,000	56,045,161
Trevali Mining Corp.[1]	15,070,000	17,029,613
Victoria Gold Corp.[1]	10,500,000	3,955,119
Wesdome Gold Mines Ltd.[1,3]	7,335,100	12,815,482
Westgold Resources Ltd.[1]	12,064,770	18,487,711
Wheaton Precious Metals Corp.	720,000	13,744,800

	Shares	Value
Metals & Mining (Continued)
Zhaojin Mining Industry Co. Ltd., Cl. H	4,400,000	$3,713,689
Zijin Mining Group Co. Ltd., Cl. H	12,700,000	4,345,455
		1,057,705,991
Total Common Stocks (Cost $862,587,684)		1,059,532,543

	Units
Rights, Warrants and Certificates—0.1%
Osisko Mining, Inc. Wts. Strike Price 3CAD, Exp. 12/31/49[1,4]	100,000	24,043
Westgold Resources Ltd. Wts. Strike Price 2AUD, Exp. 6/30/19[1]	2,412,954	605,671
Total Rights, Warrants and Certificates (Cost $292,339)		629,714

	Shares
Investment Company—3.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[3,5] (Cost $39,835,423)	39,835,423	39,835,423
Total Investments, at Value (Cost $902,715,446)	99.9%	1,099,997,680
Net Other Assets (Liabilities)	0.1	975,080
Net Assets	100.0%	$1,100,972,760

2            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $8,998,200. See Note 6 of the accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2017	Gross Additions	Gross Reductions	Shares September 30, 2017

Klondex Mines Ltd.	4,730,000	680,000	—	5,410,000
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	40,901,081	66,638,608	67,704,266	39,835,423
Wesdome Gold Mines Ltd.	4,920,000	2,415,100	—	7,335,100

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Klondex Mines Ltd.	$19,727,910	$—	$—	$1,151,493
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	39,835,423	93,105	—	—
Wesdome Gold Mines Ltd.	12,815,482	—	—	(3,099,796)

Total	$72,378,815	$93,105	$—	$(1,948,303)

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$675,473,712	61.4%
Australia	205,270,259	18.7
United States	138,243,706	12.6
Jersey, Channel Islands	34,386,114	3.1
Egypt	14,692,644	1.3
Mexico	10,556,384	1.0
China	8,072,458	0.7
United Kingdom	8,060,232	0.7
Russia	3,046,423	0.3
India	1,255,137	0.1
Cyprus	940,611	0.1

Total	$1,099,997,680	100.0%

3            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at September 30, 2017
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)	Premiums Received	Value
Barrick Gold Corp. Put	USD 16.000	10/20/17	USD	(1)	USD 1,609	$115,055	$(30,000)
Eldorado Gold Corp. Put	USD 2.500	1/19/18	USD	(3)	USD 660	109,373	(120,000)
Eldorado Gold Corp. Put	USD 3.500	10/20/17	USD	(2)	USD 410	86,640	(242,450)
Franco-Nevada Corp. Put	USD 65.000	10/20/17	USD	(1)	USD 7,748	221,952	(5,000)
Franco-Nevada Corp. Call	USD 85.000	10/20/17	USD	(1)	USD 7,748	171,953	(10,000)
Newmont Mining Corp. Put	USD 34.000	10/20/17	USD	(1)	USD 3,751	164,953	(4,000)
Royal Gold, Inc. Call	USD 92.500	10/20/17	USD	(1)	USD 8,604	211,952	(28,000)
Tahoe Resources, Inc. Put	USD 7.500	12/15/17	USD	(1)	USD 527	216,422	(237,500)

Total Exchange-Traded Options Written						$1,298,300	$(676,950)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

AUD                         Australian Dollar

CAD                         Canadian Dollar

4            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS September 30, 2017 Unaudited

1. Organization

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in gold bullion and other precious metals, shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 16 shares with net assets of $230,934 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily

5            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation

6            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$1,255,137	$—	$1,255,137
Industrials	—	571,415	—	571,415
Materials	826,851,073	230,841,604	13,314	1,057,705,991
Rights, Warrants and Certificates	605,671	—	24,043	629,714
Investment Company	39,835,423	—	—	39,835,423

Total Assets	$867,292,167	$232,668,156	$37,357	$1,099,997,680

Liabilities Table
Other Financial Instruments:
Options written, at value	$(676,950)	$—	$—	$(676,950)

Total Liabilities	$(676,950)	$—	$—	$(676,950)

Forward currency exchange contracts and futures contracts, if any, are reported at their

7            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free

8            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Investments and Risks (Continued)

cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

9            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

10            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $352,051 and $773,168 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

11            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer

12            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

13            OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2.  Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017